Goodwill	12 Months Ended
Mar. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill	Goodwill

The following table summarizes changes in goodwill by segment for the periods indicated (in thousands):

	Crude Oil Logistics	Water Solutions	Liquids	Refined Products and Renewables	Total
	(in thousands)
Balances at March 31, 2017	$579,846	$424,270	$266,046	$17,050	$1,287,212
Revisions to acquisition accounting	—	195	—	—	195
Impairment	—	—	(116,877)	—	(116,877)
Balances at March 31, 2018	579,846	424,465	149,169	17,050	1,170,530
Acquisitions (Note 4)	—	74,189	20,472	—	94,661
Disposals (Note 16)	—	(88,515)	—	—	(88,515)
Impairment	—	—	(66,220)	—	(66,220)
Balances at March 31, 2019	$579,846	$410,139	$103,421	$17,050	$1,110,456

Amounts in the table above do not include goodwill that was allocated to TPSL and Gas Blending, as the amounts have been classified as noncurrent assets held for sale within our March 31, 2019 and 2018 consolidated balance sheets (see Note 1 and Note 17).

Fiscal Year 2019 Goodwill Impairment Assessment

Due to the continued decrease in demand for natural gas liquid storage and the resulting decline in revenues and earnings as compared to actual and projected results, we tested the goodwill within our natural gas liquids salt cavern storage reporting unit (“Sawtooth reporting unit”), which is part of our Liquids segment, for impairment at January 1, 2019. We estimated the fair value of our Sawtooth reporting unit based on the income approach, also known as the discounted cash flow method, which utilizes the present value of future expected cash flows to estimate the fair value. The future cash flows of our Sawtooth reporting unit were projected based upon estimates as of the test date of future revenues, operating expenses and cash outflows necessary to support these cash flows, including working capital and maintenance capital expenditures. We also considered expectations regarding: (i) expected storage volumes, which are assumed to increase in the coming years due to increased production of natural gas liquids, (ii) expected propane and butane prices, (iii) expected rental fees and (iv) the addition of storing refined products (which we acquired as part of the sale of a portion of the reporting unit (see Note 16). We assumed that commodity prices would be flat through the duration of the model and an average increase of approximately 7% increase in rental fees per year starting in April 2020, and held such prices and fees flat for periods in our model beyond our 2024 fiscal year. For expenses, we assumed an increase consistent with the increase in storage volumes, and maintenance capital was held flat throughout the model. The discount rate used in our discounted cash flow method was a risk adjusted weighted average cost of capital calculated as of January 1, 2019 of approximately 13.1%. The discounted cash flow results indicated that the estimated fair value of our Sawtooth reporting unit was less than its carrying value by approximately 35.2% at January 1, 2019.

During the three months ended March 31, 2019, we recorded a goodwill impairment charge of $66.2 million, which was a write-off of the remaining goodwill within the Sawtooth reporting unit. The goodwill impairment charge was recorded within loss (gain) on disposal or impairment of assets, net, in our consolidated statement of operations.

We performed a qualitative assessment as of January 1, 2019 to determine whether it was more likely than not that the fair value of each reporting unit was greater than the carrying value of the reporting unit. Based on these qualitative assessments, we determined that the fair value of each of these reporting units was more likely than not greater than the carrying value of the reporting units, other than the Sawtooth reporting unit as previously described.

Fiscal Year 2018 Goodwill Impairment Assessment

Due to the decreased demand for natural gas liquid storage and resulting decline in revenues and earnings as compared to actual and projected results of prior and future periods, we tested the goodwill within our Sawtooth reporting unit, which is part of our Liquids segment, for impairment at September 30, 2017. We estimated the fair value of our Sawtooth reporting unit based on the income approach, also known as the discounted cash flow method, which utilizes the present value of future expected cash flows to estimate the fair value. The future cash flows of our Sawtooth reporting unit were projected based upon estimates as of the test date of future revenues, operating expenses and cash outflows necessary to support these cash flows, including working capital and maintenance capital expenditures. We also considered expectations regarding: (i) expected storage volumes, which are assumed to increase in the coming years due to increased production of natural gas liquids, (ii) expected propane and butane prices and (iii) expected rental fees. We assumed a 2% per year increase in commodity prices and a 4% increase in rental fees per year starting in April 2018, and held such prices and fees flat for periods in our model beyond our 2023 fiscal year. For expenses, we assumed an increase consistent with the increase in storage volumes, and maintenance capital was held flat throughout the model. The discount rate used in our discounted cash flow method was a risk adjusted weighted average cost of capital calculated as of September 30, 2017 of 12%. The discounted cash flow results indicated that the estimated fair value of our Sawtooth reporting unit was less than its carrying value by approximately 32% at September 30, 2017.

During the three months ended September 30, 2017, we recorded a goodwill impairment charge of $116.9 million, which was recorded within loss (gain) on disposal or impairment of assets, net, in our consolidated statement of operations. At September 30, 2017, our Sawtooth reporting unit had a goodwill balance of $66.2 million.

In Note 16, we discuss a transaction in which we formed a joint venture which included our Sawtooth salt dome storage facility. As a result of this transaction, we tested the goodwill of our Sawtooth reporting unit, immediately prior to the closing of this transaction, for impairment. As of March 30, 2018, our Sawtooth reporting unit had a goodwill balance of $66.2 million. Similar to the analysis we performed as of September 30, 2017, as discussed above, we estimated the fair value of our Sawtooth reporting unit based on the income approach, also known as the discounted cash flow method, which utilizes the present value of future expected cash flows to estimate the fair value. The future cash flows of our Sawtooth reporting unit were projected based upon estimates as of the test date of future revenues, operating expenses and cash outflows necessary to support these cash flows, including working capital and maintenance capital expenditures. We also considered expectations regarding: (i) expected storage volumes, which are assumed to increase in the coming years due to increased production of natural gas liquids, (ii) expected propane and butane prices and (iii) expected rental fees. We assumed a 2% per year increase in commodity prices and a 4% increase in rental fees per year starting in April 2018, and held such prices and fees flat for periods in our model beyond our 2023 fiscal year. For expenses, we assumed an increase consistent with the increase in storage volumes, and maintenance capital was held flat throughout the model. The discount rate used in our discounted cash flow method was a risk adjusted weighted average cost of capital calculated as of March 30, 2018 of 12.4%. The discounted cash flow results indicated that the estimated fair value of our Sawtooth reporting unit was greater than its carrying value by approximately 2% at March 30, 2018.

Our estimated fair value is predicated upon management’s assumption of the growth in the production of natural gas liquids and the decline in the use of railcars to store natural gas liquids. We used these assumptions to estimate the demand for storage at our facility and the revenue generated by customers reserving capacity at our facility. Due to the current volatility in commodity prices and the excess railcars currently in the market, we believe it is reasonably possible that the need for underground storage we estimate in our model does not materialize, such that our estimate of fair value could change and result in further impairment of the goodwill in our Sawtooth reporting unit.

We performed a qualitative assessment as of January 1, 2018 to determine whether it was more likely than not that the fair value of each reporting unit was greater than the carrying value of the reporting unit. Based on these qualitative assessments, we determined that the fair value of each of these reporting units was more likely than not greater than the carrying value of the reporting units, other than the Sawtooth reporting unit as previously described.

Fiscal Year 2017 Goodwill Impairment Assessment

We performed a qualitative assessment as of January 1, 2017 to determine whether it was more likely than not that the fair value of each reporting unit was greater than the carrying value of the reporting unit. Based on these qualitative assessments, we determined that the fair value of each of these reporting units was more likely than not greater than the carrying value of the reporting units.

Fiscal Year 2016 Goodwill Impairment Assessment

As discussed previously, during the three months ended June 30, 2016, we finalized our goodwill impairment analysis of our Water Solutions reporting unit, with the assistance of a third party valuation firm. As a result of finalizing our analysis, we determined that we needed to reverse $124.7 million of the previously recorded goodwill impairment estimate of $380.2 million recorded during the year ended March 31, 2016. The adjustment was due primarily to the change in the fair value of our customer relationship intangible assets. With the assistance of the third party valuation firm, inputs such as revenue growth rates and attrition rates related to existing customers were refined to better correlate with our historical revenue growth and attrition rates of our existing customers in our Water Solutions reporting unit. This change resulted in a lower fair value allocated to customer relationships and higher value to goodwill than in our preliminary calculation. We recorded the adjustment within loss (gain) on disposal or impairment of assets, net in our consolidated statement of operations.